UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2024

SK Growth Opportunities Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41432	98-1643582
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

228 Park Avenue S #96693 New York, New York	10003
(Address of principal executive offices)	(Zip Code)

(917) 599-1622

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	SKGRU	The Nasdaq Stock Market LLC
Class A Ordinary Shares	SKGR	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	SKGRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Trust Agreement Amendment

On September 27, 2024, following the approval of the Trust Amendment Proposal (as defined below) at the Extension Meeting, the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”) entered into an amendment (the “Trust Amendment”) to the Investment Management Trust Agreement, dated June 23, 2022, as amended as of December 27, 2023, by and between the Company and Continental, to extend the date on which Continental must liquidate the trust account established in connection with the Company’s initial public offering (the “Trust Account”) if the Company has not completed its initial business combination, from September 30, 2024 to March 31, 2025, or such earlier date as the Board may approve.

The foregoing summary of the Trust Amendment does not purport to be complete and is qualified in its entirety by reference to the Trust Amendment filed herein as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 27, 2024, the SK Growth Opportunities Corporation, a Cayman Islands exempted company and blank check company (the “Company”) issued an unsecured convertible promissory note in the total principal amount of up to four hundred and forty thousand dollars ($440,000) (the “Promissory Note”) to Auxo Capital Managers LLC, a Delaware limited liability company, or its registered assigns or successors in interest (the “Sponsor”).

The Promissory Note does not bear interest on the unpaid principal balance and matures upon closing of the Company’s initial business combination. In the event that the Company does not consummate an initial business combination, the Promissory Note will be repaid solely to the extent that the Company has funds available to it, if any, outside of its trust account established in connection with its initial public offering of its securities. The proceeds of the Promissory Note will be used to fund ongoing operating expenses of the Company. The total principal amount of the Promissory Note may be converted, in whole or in part, at the option of the Sponsor, (i) into warrants of the Company at a price of $1.00 per warrant, with each warrant exercisable for one Class A ordinary share, par value $0.0001 per share, of the Company (“Class A Ordinary Share”), or (ii) into Class A Ordinary Shares equal to the quotient obtained by dividing (i) the amount of accrued and outstanding of the Promissory Note, by (ii) $10.00. The warrants will be identical to the private placement warrants issued to the Sponsor at the time of the initial public offering of the Company.

The foregoing description of the Promissory Note is not complete and is qualified in its entirety by reference to the text of such document, which is filed as Exhibit 10.2 hereto and which is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 27, 2024, the Company held an extraordinary general meeting of shareholders (the “Extension Meeting”), to (i) amend, by special resolution, the Company’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) to extend the date by which the Company has to consummate a business combination from September 30, 2024 to March 31, 2025, or such earlier date as the Company’s board of directors (the “Board”) may approve in accordance with the Memorandum and Articles of Association (such amendment, the “Articles Amendment” and such proposal, the “Extension Amendment Proposal”), (ii) amend the Investment Management Trust Agreement, dated June 23, 2022, by and between the Company and Continental, to extend the date on which Continental must liquidate the Trust Account if the Company has not completed its initial business combination, from September 30, 2024 to March 31, 2025, or such earlier date as the Board may approve (the “Trust Amendment Proposal”) and (iii) allow the adjournment of the Extension Meeting to a later date or dates, or indefinitely, if necessary: (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extension Meeting, there are insufficient Class A Ordinary Shares and Class B Ordinary Shares in the capital of the Company represented (either in person, virtually or by proxy) to constitute a quorum necessary to conduct business at the Extension Meeting or to approve the Extension Amendment Proposal and the Trust Amendment Proposal, or (ii) if the Board determines before the Extension Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”), each as more fully described in the proxy statement filed by the Company with the Securities and Exchange Commission on September 3, 2024. As there were sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal, the Adjournment Proposal was not presented to shareholders at the Extension Meeting.

Holders of 13,125,935 Ordinary Shares of the Company held of record as of August 30, 2024, the record date for the Extension Meeting, were present in person or by proxy, representing approximately 85.81% of the voting power of the Company’s Ordinary Shares as of the record date for the Extension Meeting, and constituting a quorum for the transaction of business.

The voting results for the Extension Amendment Proposal and Trust Amendment Proposal were as follows:

The Extension Amendment Proposal

For	Against	Abstain	Broker Non-Vote
12,610,865	515,070	0	0

The Trust Amendment Proposal

For	Against	Abstain	Broker Non-Vote
12,610,885	515,050	0	0

In connection with the vote to approve the Articles Amendment, the holders of 323,637 Class A Ordinary Shares of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $11.31966896 per share, for an aggregate redemption amount of approximately $3,663,463.70.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment to the Investment Management Trust Agreement between SK Growth Opportunities Corporation and Continental Stock Transfer & Trust Company.

10.2	Convertible Promissory Note, dated September 27, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2024

SK GROWTH OPPORTUNITIES CORPORATION

By:	/s/ Derek Jensen
Name:	Derek Jensen
Title:	Chief Financial Officer

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